UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024 (June 10, 2024)

Waystar Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-42125	84-2886542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Digital Drive, #300

Lehi, Utah 84043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 492-9782

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Waystar Holding Corp. (the “Company”) of its common stock, par value $0.01 per share (“Common Stock”), described in the Company’s prospectus relating to the Offering (the “Prospectus”), dated June 6, 2024 and filed with the Securities and Exchange Commission on June 7, 2024 pursuant to Rule 424(b) of the Securities Act of 1933 (the “Securities Act”), as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-275004) (as amended, the “Registration Statement”), the following agreements were entered into:

Stockholders Agreement

On June 10, 2024, the Company entered into the Stockholders Agreement with certain affiliates of EQT AB (“EQT”), Canada Pension Plan Investment Board (“CPPIB”), and Bain Capital, LP (“Bain”), certain members of management, and certain other stockholders (the “Stockholders Agreement”).

The terms of the Stockholders Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described therein. For further information regarding the Stockholders Agreement, see “Certain relationships and related party transactions—Stockholders agreement” in the Prospectus.

A copy of the Stockholders Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Amended and Restated Registration Rights Agreement

On June 10, 2024, the Company entered into an Amended and Restated Registration Rights Agreement with certain affiliates of EQT, CPPIB and Bain, certain members of management, and certain other stockholders (the “Amended and Restated Registration Rights Agreement”).

The terms of the Amended and Restated Registration Rights Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described therein. For further information regarding the Amended and Restated Registration Rights Agreement, see “Certain relationships and related party transactions—Registration rights agreement” in the Prospectus.

A copy of the Amended and Restated Registration Rights Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Equity Incentive Plan

Effective upon pricing of the Offering, described in the Prospectus, the Company’s board of directors and stockholders adopted and approved the Waystar Holding Corp. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), filed as Exhibit 4.6 to the Company’s Form S-8 filed on June 10, 2024 (the “Form S-8”). The 2024 Equity Incentive Plan provides for granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares of the Company’s Common Stock, restricted stock units, and other equity-based awards tied to the value of the Company’s shares. For further information regarding the 2024 Equity Incentive Plan, see “Executive compensation—Compensation arrangements to be adopted in connection with this offering—2024 Equity Incentive Plan” in the Prospectus.

A copy of the 2024 Equity Incentive Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

2024 Employee Stock Purchase Plan

Effective upon pricing of the Offering, the Company’s board of directors and stockholders adopted and approved the Waystar Holding Corp. 2024 Employee Stock Purchase Plan (the “2024 Employee Stock Purchase Plan”), filed as Exhibit 4.11 to the Form S-8. The 2024 Employee Stock Purchase Plan provides eligible employees of the Company with an opportunity to purchase the Common Stock at a discount. For further information regarding the 2024 Employee Stock Purchase Plan, see “Executive compensation—Compensation arrangements to be adopted in connection with this offering—Employee stock purchase plan” in the Prospectus.

A copy of the 2024 Employee Stock Purchase Plan is filed herewith as Exhibit 10.4 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Amendment to Outstanding Options under 2019 Stock Incentive Plan

Effective upon completion of the Offering, the Compensation Committee of the Company’s board of directors approved an amendment to the outstanding option awards granted to our executive officers, including the Company’s named executive officers, under the Derby TopCo Inc. 2019 Stock Incentive Plan (the “2019 Stock Incentive Plan”). The form of notice of such amendment is filed as Exhibit 10.22 to the Registration Statement. For further information regarding the amendment to the 2019 Stock Incentive Plan, see “Executive compensation—Compensation arrangements to be adopted in connection with this offering—Amendments to outstanding options under 2019 Stock Incentive Plan” in the Prospectus.

The form of notice of the amendment to the 2019 Stock Incentive Plan is filed herewith as Exhibit 10.5 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Eric L. (Ric) Sinclair III Employment Agreement

In connection with the Offering, the Company has entered into a new employment agreement with Mr. Sinclair (the “New Sinclair Employment Agreement”), substantially in the form previously filed as Exhibit 10.25 to the Registration Statement. The New Sinclair Employment Agreement provides that Mr. Sinclair will continue to serve as the Company’s Chief Business Officer. For further information regarding the New Sinclair Employment Agreement, see “Executive compensation—Compensation arrangements to be adopted in connection with this offering—New employment agreements— Eric L. (Ric) Sinclair III” in the Prospectus.

A copy of the New Sinclair Employment Agreement is filed herewith as Exhibit 10.6 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

T. Craig Bridge Employment Agreement

In connection with the Offering, the Company has entered into a new employment agreement with Mr. Bridge (the “New Bridge Employment Agreement”), substantially in the form previously filed as Exhibit 10.26 to the Registration Statement. The New Bridge Employment Agreement provides that Mr. Bridge will continue to serve as the Company’s Chief Transformation Officer. For further information regarding the New Bridge Employment Agreement, see “Executive compensation—Compensation arrangements to be adopted in connection with this offering—New employment agreements—T. Craig Bridge” in the Prospectus.

A copy of the New Bridge Employment Agreement is filed herewith as Exhibit 10.7 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Grant of Equity Awards

In connection with, and immediately following the pricing of the Offering, pursuant to the 2024 Equity Incentive Plan, the Company made grants of time-based vesting options (“Options”) and time-based restricted stock units (“RSUs”) on June 6, 2024 to its named executive officers based on the initial public offering price of $21.50 per share of the Common Stock, including grants to its named executive officers as follows: (i) Matthew J. Hawkins, the Company’s Chief Executive Officer, received 1,250,000 Options with a per-share exercise price of $21.50 and 500,000 RSUs; (ii) Eric L. (Ric) Sinclair III, the Company’s Chief Business Officer, received 434,782 Options with a per-share exercise price of $21.50 and 173,913 RSUs; and (iii) T. Craig Bridge, the Company’s Chief Transformation Officer, received 380,434 Options with a per-share exercise price of $21.50 and 152,173 RSUs.

Election of Director

On June 7, 2024, effective immediately prior to the effective time of the Registration Statement on Form 8-A filed by the Company with the SEC on such date, Ethan Waxman was elected to serve as a new member of the Company’s board of directors. The board of directors has determined that Ethan Waxman qualifies as “independent” in accordance with Nasdaq rules. The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides for a classified board of directors. Mr. Waxman is a Class III director and shall initially serve for a term expiring at the third annual meeting of stockholders following the Offering. Commencing with the first annual meeting following the Offering, directors in the class whose term expires at the annual meeting shall be elected for a three-year term.

There are no arrangements or understandings between Mr. Waxman and any other person pursuant to which he was appointed as a director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2024, the Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Certificate of Incorporation, among other things, provides that the Company’s authorized capital stock consists of 2,500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, par value $0.01 per share. A description of the Company’s capital stock, after giving effect to the adoption of the Certificate of Incorporation and Bylaws, has previously been reported by the Company in the Registration Statement. The Certificate of Incorporation and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Completion of the Initial Public Offering

On June 10, 2024, the Company completed the Offering of 45,000,000 shares of Common Stock at an initial public offering price of $21.50 per share.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Waystar Holding Corp. (incorporated by reference to Exhibit 4.1 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 10, 2024).
3.2	Amended and Restated Bylaws of Waystar Holding Corp. (incorporated by reference to Exhibit 4.2 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 10, 2024).
10.1	Stockholders Agreement among Waystar Holding Corp. and the other parties named therein, dated as of June 10, 2024.
10.2	Amended and Restated Registration Rights Agreement by and among Waystar Holding Corp. and the other parties named therein, dated as of June 10, 2024.
10.3	Waystar Holding Corp. 2024 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 10, 2024).
10.4	Waystar Holding Corp. 2024 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.11 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 10, 2024).
10.5	Form of Notice of Amendment to Outstanding Options Granted under the Derby TopCo, Inc. 2019 Stock Incentive Plan (incorporated by reference to Exhibit 10.22 filed with the Registrant’s Registration Statement on Form S-1 filed with the Commission on May 28, 2024).
10.6	Employment Agreement, dated as of May 24, 2024, between Waystar Holding Corp. and Eric L. (Ric) Sinclair III.
10.7	Employment Agreement, dated as of May 24 2024, between Waystar Holding Corp. and T. Craig Bridge.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 12, 2024	Waystar Holding Corp.

	By:	/s/ Matthew J. Hawkins
	Name:	Matthew J. Hawkins
	Title:	Chief Executive Officer